Exhibit 10.1



                                  CONSENT
                                  -------



                                                  April 17, 1996


     Reference is hereby made to the Credit Agreement, dated as of June 9, 1995, among Harrah's Entertainment, Inc. ("Parent"), Harrah's Operating Company, Inc. (the "Company"), Marina Associates ("Marina"), the lenders from time to time party thereto (the "Banks"), Bankers Trust Company, The Bank of New York, CIBC Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of Nevada, N.A., The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents (the "Agents"), and Bankers Trust Company, as Administrative Agent (the "Administrative Agent") (as amended, modified or supplemented from time to time, the "364-Day Credit Agreement"). Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings provided in the 364-Day Credit Agreement.

     Pursuant to Section 2.04(a) of the 364-Day Credit Agreement, the Company has submitted to the Administrative Agent the attached written request (and accompanied officer's certificate) to extend the Final Maturity Date of the 364-Day Credit Agreement to June 12, 1997. In connection therewith, each of the undersigned Banks hereby agrees to extend its Maturity Date (and the Final Maturity Date) to June 12, 1997.

     This Consent may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Parent and the Administrative Agent.

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Consent to be duly executed and delivered.

                              HARRAH'S ENTERTAINMENT, INC.


                              By:  /s/William S. McCalmont
                                   ------------------------------
                                   Title:  Vice President & Treasurer


                              HARRAH'S OPERATING COMPANY, INC.


                              By:  /s/William S. McCalmont
                                   ------------------------------
                                   Title:  Vice President & Treasurer

                              MARINA ASSOCIATES

                              By:  HARRAH'S ATLANTIC CITY, INC.,
                                      a general partner


                              By:  /s/ William S. McCalmont
                                   ------------------------------
                                   Title:  Assistant Secretary


                              By:  HARRAH'S NEW JERSEY, INC.,
                                      a general partner


                              By:  /s/ William S. McCalmont
                                   ------------------------------
                                   Title:  Assistant Secretary


                              BANKERS TRUST COMPANY,
                                Individually and as
                                Administrative Agent
                                and as an Agent


                              By:  /s/ Mary Kay Coyle
                                   ------------------------------
                                   Title:  Managing Director


                              THE BANK OF NEW YORK,
                                Individually and as an
                                Agent


                              By:  /s/ Gregory L. Batson
                                   ------------------------------
                                   Title:  Vice President


                              CIBC INC., Individually and
                                as an Agent


                              By:  /s/ Paul Chakmak
                                   ------------------------------
                                   Title:  Director

                              CREDIT LYONNAIS, ATLANTA AGENCY,
                                Individually and as an Agent


                              By:  /s/ David M. Cawrse
                                   ------------------------------
                                   Title:  Vice President & Manager


                              CREDIT LYONNAIS CAYMAN ISLAND
                                BRANCH


                              By:  /s/ David M. Cawrse
                                   ------------------------------
                                   Title:  Authorized Signature


                              FIRST INTERSTATE BANK OF
                                NEVADA, N.A., Individually and
                                as Agent


                              By:  /s/ Maureen Klippenstein
                                   ------------------------------
                                   Title:  Vice President


                              THE LONG-TERM CREDIT BANK OF JAPAN,
                                LIMITED, NEW YORK BRANCH,
                                Individually and as an Agent


                              By:  /s/ John Sullivan
                                   ------------------------------
                                   Title:  Joint General Manager


                              NATIONSBANK, N.A. (South),
                                Individually and as an Agent


                              By:  /s/ Steve Dalton
                                   ------------------------------
                                   Title:  Vice President

                              SOCIETE GENERALE, Individually and
                                as an Agent


                              By:  /s/ Donald Schubert
                                   ------------------------------
                                   Title:  Vice President


                              THE SUMITOMO BANK, LIMITED,
                                ATLANTA AGENCY, Individually
                                and as an Agent


                              By:  /s/ Masayuki Fukushima
                                   ------------------------------
                                   Title:  Joint General Manager


                              BANK OF AMERICA NATIONAL TRUST
                                AND SAVING ASSOCIATION

                              By:  /s/ Scott L. Faber
                                   ------------------------------
                                   Title:  Vice President


                              THE NIPPON CREDIT BANK, LTD.,
                                LOS ANGELES AGENCY


                              By:  /s/ Bernardo E. Correa-Henschke
                                   -------------------------------
                                   Title:  Vice President &
                                           Senior Manager


                              THE BANK OF NOVA SCOTIA


                              By:  /s/ F.C.H. Ashby
                                   ------------------------------
                                   Title:  Senior Manager Loan
                                           Operations

                              GIROCREDIT BANK A. G. DER
                                SPARKASSEN, GRAND CAYMAN
                                ISLAND BRANCH


                              By:  /s/John Redding
                                   ------------------------------
                                   Title:


                              By:  /s/Richard Stone
                                   ------------------------------
                                   Title:


                              THE TOKAI BANK, LIMITED,
                                NEW YORK BRANCH


                              By:  /s/Stuart M. Schulman
                                   ------------------------------
                                   Title:  Senior Vice President


                              THE BOATMEN'S NATIONAL BANK
                                OF ST. LOUIS


                              By:  /s/David Wilsdorf
                                   ------------------------------
                                   Title:  Vice President


                              FIRST AMERICAN NATIONAL BANK


                              By:  /s/Elizabeth H. Vaughn
                                   ------------------------------
                                   Title:  Senior Vice President


                              FIRST TENNESSEE BANK NATIONAL
                                ASSOCIATION


                              By:  /s/James H. Moore, Jr.
                                   ------------------------------
                                   Title:  Vice President

                              THE INDUSTRIAL BANK OF JAPAN,
                                LIMITED


                              By:  /s/Junya Fujiwara
                                   ------------------------------
                                   Title:  Senior Vice President and
                                           Deputy General Manager


                              MIDLANTIC BANK, N.A.
                                (formerly known as Midlantic
                                National Bank)


                              By:  /s/Lori A. Osmulski
                                   ------------------------------
                                   Title:  Banking Officer


                              THE SANWA BANK, LIMITED,
                                ATLANTA AGENCY


                              By:  /s/William M. Plough
                                   ------------------------------
                                   Title:  Vice President


                              UNITED STATES NATIONAL BANK
                                OF OREGON


                              By:  /s/Fiza Noordin
                                   ------------------------------
                                   Title:  Corporate Banking Officer


                              DEPOSIT GUARANTY NATIONAL BANK


                              By:  /s/Larry C. Ratzlaff
                                   ------------------------------
                                   Title:  Senior Vice President


                              THE MITSUBISHI TRUST & BANKING
                                CORP.


                              By:  /s/Patricia Loret de Mola
                                   ------------------------------
                                   Title:  Senior Vice President

                              WESTDEUTSCHE LANDESBANK
                                GIROZENTRALE, NEW YORK BRANCH


                              By:  /s/ Salvatore Battinelli
                                   ------------------------------
                                   Title:  Vice President


                              By:  /s/ Lucie L. Guernsey
                                   ------------------------------
                                   Title:  Vice President


                              ABN AMRO BANK N.V., SAN FRANCISO
                                BRANCH


                              By:  ABN AMRO NORTH AMERICA,
                                   INC., AS AGENT


                              By:  /s/ Jeffrey A. French
                                   ------------------------------
                                   Title:  Vice President & Director


                              By:  /s/ Bradford H. Leahy
                                   ------------------------------
                                   Title:  Officer


                              SUNTRUST BANK, NASHVILLE, N.A.


                              By:  /s/ Anneliese H. Tyler
                                   ------------------------------
                                   Title:  Vice President


                              FIRST NATIONAL BANK OF COMMERCE


                              By:  /s/ Stephen M. Valdes
                                   ------------------------------
                                   Title:  Vice President


                              FLEET BANK N.A.  Formerly
                              NATWEST BANK N.A.


                              By:  /s/ John T. Harrison
                                   ------------------------------
                                   Title:  Vice President